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                                                                   EXHIBIT 10.30

                              VIRATA CORPORATION

                    NON-EMPLOYEE DIRECTOR COMPENSATION PLAN
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1.   Purpose

     This 1999 Non-Employee Director Compensation Plan (the "Plan") is intended to promote the interests of Virata Corporation, a Delaware corporation (the "Corporation"), by providing eligible non-employee directors of the Corporation and eligible members of the Corporation's Technology Advisory Board with an opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and an incentive for such persons to remain in the service of the Corporation. Under the Plan, each Eligible Participant (as defined below) shall automatically receive each year an option to purchase Common Stock of the Corporation.

2.   Eligibility

     The individuals who shall be eligible to participate ("Eligible Participants") in the Plan shall be limited to:

          (a) each person serving on the Corporation's Board of Directors (the "Board") who is not a full-time employee of the Corporation or any Affiliate (as such term is defined under Rule 1-02(b) of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the Corporation (a "Non-Employee Board Member"); and

          (b) each person serving on the Corporation's Technology Advisory Board ("Technology Advisory Board") who is not a full-time employee of the Corporation or any Affiliate of the Corporation (a "Non-Employee Technology Advisory Board Member");

provided that, any person who becomes a Non-Employee Board Member or a Non-
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Employee Technology Advisory Board Member after the Effective Date (as defined below) and was an employee of the Corporation or any Affiliate of the Corporation at any time during the preceding 12-month period, shall not be deemed an Eligible Participant under the Plan until the beginning of the Corporation's next fiscal year; provided further that, a person shall
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immediately cease to be an Eligible Participant under the Plan in the event such person no longer satisfies the requirements set forth in subsections (a) and (b) above, as the case may be.

3.   Administration of the Plan

     The Plan will be administered by the Director Compensation Committee of the Board. Except as otherwise set forth in this Plan, the Director Compensation Committee will have full authority to interpret and construe any provision of the Plan, to adopt, amend and rescind any rules and regulations deemed necessary, desirable or appropriate for administering the Plan and
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to make all other determinations necessary or advisable for the administration of the Plan. Decisions of the Plan Administrator will be final and binding on all parties having an interest in the Plan. Notwithstanding the foregoing, to the extent necessary to cause the grants of shares of common stock or options therefor under the Plan to be exempt from the requirements of Section 16b of the Exchange Act, any action taken by the Director Compensation Committee shall be approved by the Board.

4.   Stock Subject To The Plan

          (a) The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased by the Corporation on the open market. The maximum number of shares of Common Stock that may be issued over the term of the Plan shall not exceed 1,000,000 shares.

          (b) Shares of Common Stock subject to outstanding Options shall be available for subsequent issuance under the Plan to the extent those Options expire or terminate for any reason prior to exercise in full. Shares of Common Stock issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent Option grants or direct stock issuances under the Plan. However, should the exercise price of an Option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an Option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such Option or stock issuance.

          (c) If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then, unless the terms of such transaction or this Plan shall provide otherwise, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which grants are subsequently to be made under the Plan to Eligible Participants, and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding Option under the Plan. Such adjustments to the outstanding Options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Options. The adjustments determined by the Director Compensation Committee shall be final, binding and conclusive.
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5.   Annual Retainer Fee

     Each Eligible Participant (an "Optionee") will receive an annual option (the "Options") as follows:

          (a) Each Non-Employee Board Member will receive (i) with respect to the Corporation's fiscal year ending in the year 2000, (A) if such Non-Employee Director is serving as a director on the Effective Date of the Plan, an option, granted on the Effective Date, to purchase _____________ shares of Common Stock at an exercise price equal to the initial public offering price to the public in the Corporation's initial public offering ("IPO") of its Common Stock, and (B) if such Non-Employee Director was not serving as a director on the Effective Date, an option, granted on the date of his or her election as a director, purchase ______________ shares of Common Stock, proportionately reduced to reflect the remaining portion of the Corporation's fiscal year from the date such Non-employee Director was elected as a director, at an exercise price equal to the fair market value of the Common Stock on the date of grant; and (ii) with respect to the Corporation's fiscal years ending after the year 2000, for all Non-Employee Directors, each year an option, granted on the first trading day of the Corporation's Common Stock on the Nasdaq National Market during the applicable fiscal year or after the date of his or her election as a director, whichever is later, to purchase ______________ shares of Common Stock, proportionately reduced, if necessary, to reflect the remaining portion of the Corporation's fiscal year ending after the date such Non-employee Director was elected as a director, at an exercise price equal to the fair market value of the Common Stock on the date of grant.

          (b) Each Non-Employee Technology Advisory Board Member will receive
(i) with respect to the Corporation's fiscal year ending in the year 2000, (A) if such Non-Technology Advisory Board Member is serving as a member of the Technology Advisory Board on the Effective Date of the Plan, an option, granted on the Effective Date, to purchase _____________ shares of Common Stock at an exercise price equal to the initial public offering price to the public in the Corporation's initial public offering ("IPO") of its Common Stock, and (B) if such Non-Employee Technology Advisory Board Member was not serving as a member of the Technology Advisory Board on the Effective Date, an option, granted on the date of his or her election as a member of the Technology Advisory Board, purchase ______________ shares of Common Stock, proportionately reduced to reflect the remaining portion of the Corporation's fiscal year from the date such Non-Employee Technology Advisory Board Member was elected to the Technology Advisory Board, at an exercise price equal to the fair market value of the Common Stock on the date of grant; and (ii) with respect to the Corporation's fiscal years ending after the year 2000, for all Non-Employee Technology Advisory Board Members, each year an option, granted on the first trading day of the Corporation's Common Stock on the Nasdaq National Market during the applicable fiscal year or after the date of his or her election as a member of the Technology Advisory Board, whichever is later, to purchase ______________ shares of Common Stock, proportionately reduced, if necessary, to reflect the remaining portion of the Corporation's fiscal year ending after the date such Non-Employee Technology Advisory Board Member was elected to the Technology Advisory Board, at an exercise price equal to the fair market value of the Common Stock on the date of grant.
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6.   Option Vesting and Terms

          (a) Vesting of Option.  Shares of Common Stock underlying each Option
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shall vest and in a series of twelve (12) successive monthly installments during the fiscal year in which the Option was granted (or such lesser number or installment equal to the number of whole months remaining in the fiscal year in case of a person who first becomes an Eligible Participant during the fiscal year) and shall become exercisable on the last day of each month during the fiscal year.

          (b) Option Term.  Each Option shall have a term of ten (10) years
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measured from the applicable date of grant (the "Option Term").

          (c) Termination of Eligible Participant Status.  The following
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provisions shall govern the exercise of all Options held by an Optionee at the time such Optionee ceases to be an Eligible Participant for any reason:

              (i) On the date the Optionee ceases to be an Eligible Participant, any portion of an Option that is unvested shall immediately terminate.

              (ii) Subject to subsection (iii) below, the Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a period of twelve (12) months following the date the Optionee ceases to be an Eligible Participant in which to exercise any portion of the Option that was vested as of the date the Optionee ceased to be an Eligible Participant; provided that, in the event the Optionee ceases
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     to be an Eligible Participant due the fact that the Optionee is or becomes an employee of the Corporation or an Affiliate of the Corporation, then the Optionee shall have until the later of (A) twelve (12) months following the date the Optionee ceases to be an Eligible Participant and (B) 90 days after such Optionee ceases to be an employee of the Corporation or a Affiliate of the Corporation in which to exercise any portion of the Option that was vested as of the date the Optionee ceased to be an Eligible Participant.

              (iii) Notwithstanding subsection (ii) above, in no event shall any Option remain exercisable after the expiration of the Option Term for such Option. Upon earlier of (A) the expiration of the applicable period set forth in subsection (ii) above and (B) the expiration of the Option Term, any remaining unexercised portion of the Option shall immediately terminate and cease to be outstanding.

          (d) Additional Terms.  The Director Compensation Committee, in its
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sole and absolute discretion, may determine any additional terms and conditions of Options granted under this Plan, including terms, conditions and restrictions contained in a stock option agreement between the Eligible Participant and the Company.
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7.   Change In Control

          (a) In the event of a Change in Control (as defined below), the unvested portion of any Option granted under the Plan shall immediately terminate. Following the consummation of the Change in Control, the securities subject to the vested portion of each outstanding Option shall be appropriately adjusted such that upon exercise of the Option, the Optionee shall receive the number and class of securities which would have been issuable to the Optionee upon consummation of such Change in Control had the Option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same.

          (b) The grant of Options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          (c) "Change in Control" shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

              (i) a reorganization, merger, consolidation or similar transaction in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

              (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

8.   Tax Withholding

     The Corporation's obligation to deliver shares of Common Stock upon the exercise of Options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

9.   Effective Date And Term Of The Plan

          (a) This Plan was adopted by the Board on __________________, 1999 and will become effective immediately prior to the effectiveness of the IPO (the "Effective Date"); provided that no Options granted under the Plan may be exercised, and no shares of Common Stock shall be issued under the Plan, until and unless (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the exercise of any Option and the issuance and delivery of such shares of Common Stock pursuant thereto shall comply with all applicable provisions or requirements of law, domestic or foreign, including, without limitation, the Securities Act of
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1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange (or the Nasdaq National Market, if applicable) upon which the Common Stock may then be listed.

          (b) Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the tenth anniversary of the Effective Date, (ii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued, or (iii) the termination of all outstanding Options in connection with a Change in Control. Upon the termination of the Plan, all outstanding Options granted pursuant to the Plan shall thereafter continue to have force and effect until such Options shall terminate in accordance with the provisions of this Plan.

10.  Amendment Of The Plan

     The Director Compensation Committee may alter, amend, suspend or discontinue the Plan at any time and for any reason; provided that:

          (a) the Plan may not be amended to increase the number of shares of Common Stock issuable under the Plan without the approval of the Corporation's stockholders, except for permissible adjustments in accordance with Section 4;

          (b) no such amendment or modification shall adversely affect the rights and obligations with respect to Options at the time outstanding under the Plan unless the Optionees so affected consent to such amendment or modification; provided that the Plan may be amended or terminated by the Director Compensation Committee if the Director Compensation Committee determines that the amendment or termination of the Plan is in the best interests of the Corporation and its stockholders, is necessary in order to comply with applicable law, or if continuation of the Plan would cause the Corporation to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan;

          (c) a change in the amount of the Annual Retainer Fee shall require the approval of the Board; and

          (d) to the extent necessary to cause the grants of shares of common stock or options therefor under the Plan to be exempt from the requirements of
Section 16b of the Exchange Act, any action taken by the Director Compensation Committee shall be approved by the Board.

11.  Assignability

     Any Option shall be exercisable only by the Eligible Participant and shall not be assignable or transferable (other than by will, the laws of descent and distribution or as provided in paragraph I hereof) by the Eligible Participant. Any such attempt at assignment or transfer shall be without effect.
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12.  No Stockholder, Employment or Continuing Service Rights

          (a) An Eligible Participant shall have no stockholder rights with respect to the shares of Common Stock subject to his or her outstanding Options until the shares Common Stock subject to such Options are purchased by the Eligible Participant in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

          (b) Nothing in the Plan shall confer upon any Eligible Participant any right to continue to serve the Corporation or any Affiliate of the Corporation as a member of the Board, as member of the Technology Advisory Board, as an employee or in any other capacity for any specific duration or to interfere with or otherwise restrict in any way the rights of the Corporation, any Affiliate of the Corporation, the Corporation's stockholders or the Eligible Participant, which rights are hereby expressly reserved by each, to terminate the Eligible Participant's service as a member of the Board, as a member of the Technology Advisory Board, as an employee or with respect to any other capacity in which the Eligible Participant may serve the Corporation or any Affiliate of the Corporation.

13.  General Provisions

          (a) All costs and expenses incurred in the administration of the Plan will be paid by the Corporation.

          (b) All notices or other communications by an Eligible Participant to the Corporation under or in connection with the Plan will be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

          (c) The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that State's conflict of laws rules.